UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 3, 2022
Date of Report (date of earliest event reported)
________________________________________
Rover Group, Inc.
(Exact name of registrant as specified in its charter)
________________________________________

Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2022, Rover Group, Inc. (the “Company’) issued a press release announcing its financial results for the quarter ended June 30, 2022 and held a conference call that was broadly accessible to the public by dial-in conference call and webcast to discuss these financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Information about the non-GAAP financial measures discussed during the conference call can be found in Exhibit 99.1 under “Non-GAAP Financial Measures” and in the Non-GAAP Reconciliation Supplement posted under the “News & Events-Presentations” section of the Company’s investor relations website at https://investors.rover.com/. The information on, or that can be accessed through, the Company’s website is not part of this report.

The information furnished in this Item 2.02, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2022, the board of directors of the Company (the “Board”) appointed Charlie Wickers, the Vice President of Finance of the Company’s wholly owned subsidiary, A Place for Rover, Inc. (“APFR”), as Chief Financial Officer effective September 1, 2022 (the “Appointment Date”). He will succeed Tracy Knox. Ms. Knox’s intended retirement from the Chief Financial Officer role was previously disclosed in the Company’s current report on Form 8-K filed on March 7, 2022.

Mr. Wickers, 37, has served as Vice President of Finance of APFR since September 2019, and served as APFR’s Senior Director of Financial Planning and Analysis (“FP&A”) from April 2018 to September 2019 and as APFR’s Director of FP&A from May 2017 to April 2018. Prior to joining the Company, Mr. Wickers served as Director of FP&A at Ivanti, Inc., an IT software company, from May 2014 to April 2017. Mr. Wickers brings over 16 years of technology company experience in financial operations, financial planning and analysis and business analytics. In his tenure at the Company, Mr. Wickers has led FP&A and strategic finance, and has been part of the executive leadership team. Mr. Wickers serves as a leading member of the Company’s investor relations team, including involvement in roadshows, conferences, and earnings communications. Mr. Wickers holds a B.S. in Business/Communications/General Studies from Western Washington University.

There are no family relationships among Mr. Wickers and any of the executive officers or directors of the Company. There are no transactions with Mr. Wickers required to be reported pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Wickers and any person, other than with directors or officers of the Company acting solely in their capacities as such, pursuant to which Mr. Wickers was selected as Chief Financial Officer.

In connection with his appointment as Chief Financial Officer, the Company, APFR, and Mr. Wickers entered into an Employment Letter Agreement (the “Employment Agreement”), dated as of August 3, 2022. Beginning on the Appointment Date, Mr. Wickers annual base salary will be increased to $355,000 and his annual target incentive bonus will be increased to 50% of his base annual salary for the last four months of 2022, with the percentage in effect prior to the Appointment Date applying to the first eight months of 2022.

In addition, the Company will recommend to the compensation committee of the Board that Mr. Wickers receive an award grant of restricted stock units (“RSUs”) with the total number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), underlying the RSUs equal to the quotient of $1.3 million divided by the volume-weighted average price of the Class A Common Stock over the 90 days preceding the grant date of the award. The RSUs will be scheduled to vest over four years following the Appointment Date in equal quarterly installments on the Company’s standard quarterly vesting dates, subject to Mr. Wickers remaining a service provider through such dates. However, if Mr. Wickers is involuntarily terminated (as defined in the Employment Agreement) in connection with or within 12 months after a Change of Control (as defined in the Company’s 2021 Equity Incentive Plan), then 100% of the then-unvested shares subject to any Company equity award (whether granted before or after the date of the Employment Agreement) will immediately vest. The recommended RSU grant will be subject to compensation committee approval, in its discretion, and the terms and conditions of the Company’s 2021 Equity Incentive Plan and the related award agreements.

The foregoing description of the Employment Agreement is qualified in its entirety by the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company will also enter into an indemnification agreement with Mr. Wickers substantially in the form previously filed as Exhibit 10.17 of the Company’s Annual Report on Form 10-K filed on March 21, 2022 and add him to its directors’ and officers’ liability insurance policy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Employment Letter Agreement, dated August 3, 2022, between Rover Group, Inc., A Place for Rover, Inc. and Charlie Wickers.
99.1	Press Release, dated August 4, 2022.
99.2	Transcript of conference call held August 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: August 5, 2022	By:	/s/ Tracy Knox
Tracy Knox
Chief Financial Officer